UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
March 22, 2006

WHERIFY WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24001	76-0552098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code
(650) 551-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 22, 2006, Wherify Wireless, Inc. ("Wherify") entered into a Master Purchase/ Reseller Agreement (the "Master Agreement") with Siemens AG, Communications, Wireless Module ("Siemens"), a German corporation. The Master Agreement sets forth the terms and conditions under which Siemens and its affiliates may request Wherify to provide products and location services to customers and for Siemens and its affiliates to resell Wherify products and location services to their customers. The Master Agreement has an initial term of five years, but may be terminated by Siemens without cause upon 180 days' prior written notice.

While there is no obligation of Siemens under the Master Agreement to purchase products or location services from Wherify, the Master Agreement provides a framework pursuant to which Siemens and its affiliates in various countries can order products and location services from Wherify.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC.

Date: March 28, 2006	By:	/s/ Mark E. Gitter
Mark E. Gitter Chief Financial Officer